FEDERATED GOVERNMENT INCOME SECURITIES, INC.

SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1999

I. At a special meeting of shareholders to be held on November 30, 1999, shareholders of the above-named Fund will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect on or after December 1, 1999. Shareholders will be notified if any of these changes are not approved at the special meeting or any adjournment thereof. Please keep this supplement for your records.

        Shareholders will be asked to consider the following proposals:

        (1)    To elect five Directors.

        (2) To make changes to the fundamental investment policies of the Fund:

               (a) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities to read as follows:

                      "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               (b) To amend the Fund's fundamental investment policy regarding investments in real estate to read as follows:

                      "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               (c) To amend the Fund's fundamental investment policy regarding investments in commodities to read as follows:

                      "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

               (d) To amend the Fund's fundamental investment policy regarding underwriting securities to read as follows:

                      "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

               (e) To amend the Fund's fundamental investment policy regarding lending by the Fund to read as follows:

                      "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."


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               (f) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin to read as follows:

                      "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

               (g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets to read as follows:

                      "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               (h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding investing in restricted securities to read as follows:

                      "The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Directors, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets."

        (3) To eliminate the Fund's fundamental investment policy regarding selling securities short.

II. The following actions have been taken by the Board of Directors with regard to certain non-fundamental investment policies and limitations of the Fund:

        (1) Approved the elimination of the Fund's non-fundamental investment policy regarding writing call options and purchasing put options.

        (2) Approved the elimination of the following undertakings for the Fund:

               "The Fund did not engage in reverse repurchase agreements or borrow money in excess of 5% of the value of its total assets during the last fiscal year, and has no present intent to do so in the coming fiscal year."

        (3) Approved revisions to the Fund's non-fundamental investment policy regarding investments in illiquid securities to read as follows:

               "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets."


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   (4)    Approved the adoption of the following non-fundamental investment limitation for the Fund when applying its commodities restriction:
          "As a matter of non-fundamental policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities."

                                                                 October 6, 1999

Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA  15222-3779

Cusip 313912107
Cusip 313912206
Cusip 313912305
Cusip 313912404
G02719-02